UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2022

ADTRAN, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24612	63-0918200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama	35806-2807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 6, 2022, ADTRAN, Inc., a Delaware corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, a total of 42,069,014 (85.68%) of the Company’s issued and outstanding shares of common stock held of record as of November 16, 2021, the record date for the Special Meeting, were present either in person (by virtual presence online at the virtual Special Meeting) or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which is described in more detail in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on December 2, 2021, as amended and supplemented to date (the “Proxy Statement”). Each of the proposals was approved at the Special Meeting. The final vote tabulation for each proposal is set forth below.

Proposal 1 – Business Combination

To adopt the Business Combination Agreement, dated as of August 30, 2021, by and among the Company, Acorn HoldCo, Inc., Acorn MergeCo, Inc., and ADVA Optical Networking SE, pursuant to which, among other things, ADTRAN, Inc. and ADVA Optical Networking SE agreed to combine their businesses through a merger and an exchange offer, respectively, and become subsidiaries of Acorn HoldCo, Inc. (the “Business Combination”).

For	Against	Abstain	Broker Non-Votes
41,731,502	43,891	293,621	0

Proposal 2 - Advisory Vote Regarding Compensation of the Company’s Named Executive Officers

To approve, on a non-binding advisory basis, the compensation that may become payable to the Company’s named executive officers in connection with the Business Combination, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
41,167,232	615,583	286,199	0

Item 7.01	Regulation FD Disclosure.

On January 6, 2022, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01, and in Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release, dated January 6, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2022	ADTRAN, Inc.

By: /s/ Michael Foliano
Michael Foliano
Senior Vice President of Finance and Chief Financial Officer